UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
_______________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 30, 2008

MICREL,   INCORPORATED
(Exact name of Registrant as specified in its charter)

California	94-2526744
(State or other jurisdiction of	(I.R.S. Employer Identification No.)
incorporation or organization)

2180 Fortune Drive, San Jose, CA       95131
(Address of principal executive offices)   (Zip Code)

Registrant's telephone number, including area code: (408) 944-0800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN REPORT
Item 8.01   Other Events.

On December 30, 2008, the Board of Directors (the "Board") of Micrel, Incorporated (the “Company”) approved a plan to repurchase shares of the Corporation's issued and outstanding Common Stock during calendar year 2009 (the “Plan”).  Under the Plan, the Company is authorized to repurchase shares of the Company’s Common Stock, if practical for the Company to do so, with a value no greater than $50,000,000.00 in the aggregate; provided, however, that (i) such repurchase transactions shall be in accordance with the terms of Rule 10b-18 under the Securities Exchange Act of 1934, as amended; and (ii) such repurchases shall be completed no later than December 31, 2009.

SIGNATURE

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICREL, INCORPORATED
(the Registrant)

                                  By:                      /s/ Robert J. Barker
Robert J. Barker
Interim Vice President, Finance and
Chief Financial Officer
(Principal Financial and
Accounting Officer)

Dated: December 31, 2008